                      MILLSTREAM II ACQUISITION CORPORATION
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                            FINANCIAL STATEMENTS
        FOR THE PERIODS FROM SEPTEMBER 24, 2004 (INCEPTION) TO DECEMBER 23, 2004
                          AND SEPTEMBER 24, 2004 (INCEPTION) TO OCTOBER 15, 2004

                                           MILLSTREAM II ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       3

FINANCIAL STATEMENTS

  Balance Sheets                                                              4
  Statements of Operations                                                    5
  Statements of Stockholders' Equity                                          6
  Statements of Cash Flows                                                    7

NOTES TO FINANCIAL STATEMENTS                                              8-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Millstream II Acquisition Corporation

We have audited the accompanying balance sheets of Millstream II Acquisition
Corporation (a corporation in the development stage) as of December 23, 2004 and
October 15, 2004, and the related statements of operations, stockholders' equity and cash flows for the periods from September 24, 2004 (inception) to December
23, 2004 and September 24, 2004 (inception) to October 15, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Millstream II Acquisition
Corporation as of December 23, 2004 and October 15, 2004, and the results of its operations and its cash flows for the periods from September 24, 2004
(inception) to December 23, 2004 and September 24, 2004 (inception) to October
15, 2004 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

December 23, 2004

                                       -3-

                                           MILLSTREAM II ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                  BALANCE SHEETS
--------------------------------------------------------------------------------

                                                 December 23,       October 15,
                                                     2004              2004
--------------------------------------------------------------------------------
ASSETS Current assets:
 Cash                                            $   906,299       $     60,000
 Cash held in Trust Fund (Note 1)                 21,156,000                  -
 Prepaid expenses                                     11,000                  -
                                                 -----------       -------------
Total current assets                             $22,073,299       $     60,000
                                                 ===========       =============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accrued expenses                               $    94,439       $        600
  Note payable, stockholder (Note 3)                  35,000             35,000
                                                 -----------       -------------
    Total current liabilities                        129,439             35,600
                                                 -----------       -------------

Common stock, subject to possible redemption,
  819,590 shares at conversion value (Note 1)      4,229,084                  -
                                                 -----------       -------------

Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
  Preferred stock, $.0001 par value, Authorized
    1,000,000 shares; none issued
  Common stock, $.0001 par value
    Authorized 20,000,000 shares
    Issued and outstanding 5,100,000 shares
      (which includes 819,590 subject to
      possible conversion) and
      1,000,000, respectively                            510                100
  Additional paid-in capital                      17,716,812             24,900
  Deficit accumulated during development stage        (2,546)              (600)
                                                 -----------       -------------

    Total stockholders' equity                    17,714,776             24,400
                                                 -----------       -------------
Total liabilities and stockholders' equity       $22,073,299       $     60,000
                                                 ===========       =============

                 See accompanying notes to financial statements.

                                       -4-

                                           MILLSTREAM II ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                           Period from           Period from
                                        September 24, 2004   September 24, 2004
                                          (inception) to       (inception) to
                                        December 23, 2004     October 15, 2004
--------------------------------------------------------------------------------

Expenses:

  Formation and operating costs           $     (2,546)         $      (600)
                                          ------------          -----------

Net loss for the period                   $     (2,546)         $      (600)
                                          ------------          -----------

Net loss per share basic and diluted      $       (.00)         $      (.00)
                                          ------------          -----------

Weighted average shares outstanding          1,270,329            1,000,000
                                          ------------          -----------

                 See accompanying notes to financial statements.

                                       -5-

                                           MILLSTREAM II ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------

                                                          Common Stock      Additional   Deficit accumulated
                                                          ------------       Paid-In         during the
                                                      Shares       Amount    Capital      development stage     Total
-----------------------------------------------------------------------------------------------------------------------

Balance, September 24, 2004 (inception)                 ---       $   ---  $     ---         $    ---          $   ---

Sale of 1,000,000 shares of common stock to
  initial stockholders                             1,000,000          100       24,900            ---           25,000

Net loss for the period                                 ---           ---        ---             (600)            (600)

-----------------------------------------------------------------------------------------------------------------------
Balance, October 15, 2004                          1,000,000          100       24,900           (600)          24,400

Sale of 4,100,000 units, net of underwriters'
  discount and offering expenses (includes
  819,590 shares subject to possible conversion)   4,100,000          410   21,920,896            ---       21,921,306

Proceeds subject to possible conversion of
  819,590 shares                                        ---           ---   (4,229,084)           ---       (4,229,084)

Proceeds from issuance of option                        ---           ---          100            ---              100

Net loss for the period                                 ---           ---        ---           (1,946)          (1,946)

-----------------------------------------------------------------------------------------------------------------------
Balance, December 23, 2004                         5,100,000      $   510  $17,716,812       $ (2,546)     $17,714,776
                                                   =========      =======  ===========       =========     ===========

                 See accompanying notes to financial statements.

                                       -6-

                                           MILLSTREAM II ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                September 24, 2004    September 24, 2004
                                                  (inception) to        (inception) to
                                                December 23, 2004     October  15, 2004
----------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                       $      (2,546)         $       (600)
  Increase in prepaid expenses                         (11,000)                   --
  Increase in accrued expenses                           1,750                   600
                                                 -------------          ------------
    Net cash used in operating activities              (11,796)                   --
                                                 -------------          ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash held in Trust Fund                          (21,156,000)                   --
                                                 -------------          ------------
    Net cash used in investing activities          (21,156,000)                   --
                                                 -------------          ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Gross proceeds                                    24,600,000                    --
  Proceeds from notes payable, stockholders             35,000                35,000
  Proceeds from sale of shares of common stock          25,000                25,000
  Proceeds from issuance of option                         100                    --
  Payment of costs of public offering               (2,586,005)                   --
                                                 -------------          ------------

    Net cash provided by financing activities       22,074,095                60,000
                                                 -------------          ------------

Net increase in cash                                   906,299                60,000
Cash at beginning of the period                             --                    --
                                                 -------------          ------------
Cash at end of the period                        $     906,299          $     60,000
                                                 =============          ============
    Non cash financing activity:
      Accrual of costs of public offering        $      92,689          $         --
                                                 =============          ============

                 See accompanying notes to financial statements

                                       -7-

                                           MILLSTREAM II ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.  ORGANIZATION         Millstream II Acquisition Corporation (the "Company")
    AND                  was incorporated in Delaware on September 24, 2004 as a
    BUSINESS             blank check company whose objective is to acquire an
    OPERATIONS           operating business. As of September 24, 2004, 347,500
                         shares of common stock were issued at $.0718 per share
                         and 527,500 shares of common stock were issued at
                         $.0001 per share (see note 6).

                         All activity from September 24, 2004 (inception)
                         through December 23, 2004 relates to the Company's
                         formation and initial public offering described below.
                         The Company has selected December 31 as its fiscal
                         year-end.

                         The registration statement for the Company's initial
                         public offering ("Offering") was declared effective
                         December 17, 2004. The Company consummated the offering
                         on December 23, 2004 and received net proceeds of
                         approximately $21,921,000 (Note 2). The Company's
                         management has broad discretion with respect to the
                         specific application of the net proceeds of this
                         Offering, although substantially all of the net
                         proceeds of this Offering are intended to be generally
                         applied toward consummating a business combination with
                         an operating business ("Business Combination").
                         Furthermore, there is no assurance that the Company
                         will be able to successfully effect a Business
                         Combination. An amount of $21,156,000 of the net
                         proceeds is being held in an interest-bearing trust
                         account ("Trust Account") until the earlier of (i) the
                         consummation of a Business Combination or (ii)
                         liquidation of the Company. Under the agreement
                         governing the Trust Account, funds will only be
                         invested in United States government securities
                         (Treasury Bills) with a maturity of 180 days or less.
                         The remaining net proceeds (not held in the Trust
                         Account) may be used to pay for business, legal and
                         accounting due diligence on prospective acquisitions
                         and continuing general and administrative expenses.

                         The Company, after signing a definitive agreement for
                         the acquisition of a target business, will submit such
                         transaction for stockholder approval. In the event that
                         stockholders owning 20% or more of the shares sold in
                         the Offering vote against the Business Combination and
                         exercise their conversion rights described below, the
                         Business Combination will not be consummated.

                                       -8-

                                           MILLSTREAM II ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                         All of the Company's stockholders prior to the
                         Offering, including all of the officers and directors
                         of the Company ("Initial Stockholders"), have agreed to
                         vote their 1,000,000 founding shares of common stock in
                         accordance with the vote of the majority in interest of
                         all other stockholders of the Company ("Public
                         Stockholders") with respect to any Business
                         Combination. After consummation of the a Business
                         Combination, these voting safeguards will no longer be
                         applicable.

                         With respect to a Business Combination which is
                         approved and consummated, any Public Stockholder who
                         voted against the Business Combination may demand that
                         the Company convert his shares. The per share
                         conversion price will equal the amount in the Trust
                         Account, calculated as of two business days prior to
                         the consummation of the proposed Business Combination,
                         divided by the number of shares of common stock held by
                         Public Stockholders at the consummation of the Proposed
                         Offering. Accordingly, Public Stockholders holding
                         19.99% of the aggregate number of shares owned by all
                         Public Stockholders may seek conversion of their shares
                         in the event of a Business Combination. Such Public
                         Stockholders are entitled to receive their per share
                         interest in the Trust Account computed without regard
                         to the shares held by Initial Stockholders.
                         Accordingly, a portion of the net proceeds from the
                         offering (19.99% of the amount held in the Trust
                         Account) has been classified as common stock subject to
                         possible conversion in the accompanying December 23,
                         2004 balance sheet.

                         The Company's Certificate of Incorporation, as amended,
                         provides for mandatory liquidation of the Company in
                         the event that the Company does not consummate a
                         Business Combination within 18 months from the date of
                         the consummation of the Offering, or 24 months from the
                         consummation of the Offering if certain extension
                         criteria have been satisfied. In the event of
                         liquidation, it is likely that the per share value of
                         the residual assets remaining available for
                         distribution (including Trust Account assets) will be
                         less than the initial public offering price per share
                         in the Offering due to costs related to the Offering
                         and since no value would be attributed to the Warrants
                         contained in the Units sold (Note 2).

                         Deferred income taxes are provided for the differences
                         between the bases of assets and liabilities for
                         financial reporting and income tax purposes. A
                         valuation allowance is established when necessary to
                         reduce deferred tax assets to the amount expected to be
                         realized.

                         The Company recorded a deferred income tax asset for
                         the tax effect of net operating loss carryforwards and
                         temporary differences, aggregating approximately $870
                         and $200 at December 23, 2004 and October 15,

                                       -9-

                                           MILLSTREAM II ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                         2004, respectively. In recognition of the uncertainty
                         regarding the ultimate amount of income tax benefits to
                         be derived, the Company has recorded a full valuation
                         allowance at December 23, 2004 and October 15, 2004.

                         The effective tax rate differs from the statutory rate
                         of 34% due to the increase in the valuation allowance.

                         Loss per share is computed by dividing net loss by the
                         weighted-average number of shares of common stock
                         outstanding during the period.

                         The preparation of financial statements in conformity
                         with accounting principles generally accepted in the
                         United States of America requires management to make
                         estimates and assumptions that affect the reported
                         amounts of assets and liabilities at the date of the
                         financial statements and the reported amounts of
                         expenses during the reporting period. Actual results
                         could differ from those estimates.

                         Management does not believe that any recently issued,
                         but not yet effective, accounting standards if
                         currently adopted would have a material effect on the
                         accompanying financial statements.

2.  INITIAL PUBLIC       On December 23, 2004, the Company sold 4,100,000 units
    OFFERING             ("Units") in the Offering, which included 100,000 Units
                         subject to the underwriters' overallotment option. Each
                         Unit consists of one share of the Company's common
                         stock, $.0001 par value, and two Redeemable Common
                         Stock Purchase Warrants ("Warrants"). Each Warrant
                         entitles the holder to purchase from the Company one
                         share of common stock at an exercise price of $5.00
                         commencing the later of the completion of a Business
                         Combination or one year from the effective date of the
                         Offering and expiring four years from the effective
                         date of the Offering. The Warrants will be redeemable,
                         upon prior written consent of EarlyBirdCapital, Inc.,
                         at a price of $.01 per Warrant upon 30 days' notice
                         after the Warrants become exercisable, only in the
                         event that the last sale price of the common stock is
                         at least $8.50 per share for any 20 trading days within
                         a 30 trading day period ending on the third day prior
                         to the date on which notice of redemption is given. In
                         connection with this Offering, the Company issued an
                         option, for $100, to the representative of the
                         underwriters to purchase 300,000 Units at an exercise
                         price of $9.90 per Unit. In addition, the warrants
                         underlying such Units are exercisable at $6.25 per
                         share.

3.  NOTE PAYABLE,        The Company issued a $35,000 unsecured promissory note
    STOCKHOLDER          to an Initial Stockholder, who is also an officer. The
                         note is non interest-bearing and

                                      -10-

                                           MILLSTREAM II ACQUISITION CORPORATION
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                         will be paid following the consummation of the Offering
                         from the net proceeds of such Offering.

4.  COMMITMENT           The Company presently occupies office space provided by
                         an affiliate of an Initial Stockholder. Such affiliate
                         has agreed that, until the acquisition of a target
                         business by the Company, it will make such office
                         space, as well as certain office and secretarial
                         services, available to the Company, as may be required
                         by the Company from time to time. The Company has
                         agreed to pay such affiliate $7,500 per month for such
                         services commencing on the effective date of the
                         Offering. The statement of operations for the period
                         ended December 23, 2004 includes $1,750 related to this
                         agreement.

5.  PREFERRED STOCK      The Company is authorized to issue 1,000,000 shares of
                         preferred stock with such designations, voting and
                         other rights and preferences as may be determined from
                         time to time by the Board of Directors.

6.  COMMON STOCK         On December 7, 2004, the Company's Board of Directors
                         authorized a stock dividend of 0.1428571 shares of
                         common stock for each outstanding share of common stock
                         outstanding. All references in the accompanying
                         financial statements to the number of shares of stock
                         have been retroactively restated to reflect this
                         transaction.

                         At December 23, 2004, 9,100,000 shares of common stock
                         were reserved for issuance upon exercise of redeemable
                         warrants and underwriters' unit purchase option.

                                      -11-